Exhibit 10.1

                                                                          [LOGO]

                          FOURTH MODIFICATION AGREEMENT

March 17, 2000

Mr. Steve Majerus
Vice President, Secondary Marketing
E-Loan, Inc.
5875 Arnold Road, Suite 100
Dublin, CA 94568

         Re: COOPER RIVER FUNDING INC. - WAREHOUSE LINE OF CREDIT
             ----------------------------------------------------

Dear Mr. Majerus:

         Reference is made to the Warehouse Credit Agreement, dated as of June 24, 1998, as amended (as so amended, the "Warehouse Credit Agreement") among Cooper River Funding Inc., as lender (the "Lender"), GE Capital Mortgage Services, Inc. (the "Agent"), as agent for the Lender, and E-Loan, Inc., as borrower (the "Borrower"). All capitalized terms used in this letter and not otherwise defined shall have the meanings set forth in the Warehouse Credit Agreement.

         The Lender and the Agent hereby agree that the definition of "Expiry Date" contained in Section 1.01 of the Warehouse Credit Agreement is amended to read in full as follows:

          ""EXPIRY DATE" shall mean the earlier of (i) September 30, 2000 as such date may be extended upon mutual agreement among the Borrower, the Lender and the Agent from time to time, (ii) the date which is fifteen days prior to the Liquidity Termination Date in effect from time to time and
          (iii) the date that is 120 days after the date on which the Lender shall have given the Borrower the notice referred to in Section 9.13 hereof."

Except as expressly provided above, the Warehouse Credit Agreement the Note and the Warehouse Security Agreement shall remain unaltered and in full force and effect and are hereby ratified and confirmed. The agreements contained in this letter are limited as expressly provided herein and shall not constitute an agreement of the Lender or the Agent to give their consent at any time to any other agreement, amendment, or modification in respect of any term or provision of the Warehouse Credit Agreement the Note or the Warehouse Security Agreement, nor constitute a waiver of any right power or remedy of the Lender or the Agent under the Warehouse Credit Agreement, the Note or the Warehouse Security Agreement.

                                                                    Exhibit 10.1

Please indicate your acceptance of the terms of this letter by executing the enclosed duplicate original and returning it to the undersigned via overnight delivery.

                                         Sincerely,

                                         GE CAPITAL MORTGAGE SERVICES, INC.


                                         By: /s/ ILLEGIBLE
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:  Vice President

Approved and agreed to:
COOPER RIVER FUNDING INC.


By: /s/ ILLEGIBLE
    ----------------------------------
    Name:
         -----------------------------
    Title:  Assistant Treasurer


E-LOAN, INC.


By: /s/ CHRISTIAN A. LARSEN
    --------------------------------------
    Name:  Christian A. Larsen
    Title: CEO




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